                                                                   EXHIBIT 10.24
                                                                   -------------

                               January 31, 1992

Mr. Daniel J. Schleppe
20 The Landing
Atlanta, Georgia  30350

     Re:  Grant of Non-Qualified Stock Option
          -----------------------------------

Dear Mr. Schleppe:

     On January 31, 1992, the Board of Directors of Associated Holdings, Inc. (the "Company") adopted, and the stockholders of the Company approved, the Company's 1992 Management Stock Option Plan (the "Plan") for certain directors, officers and employees of the Company and any parent corporation or subsidiary corporation of the Company. A copy of the Plan is annexed to this Option Agreement as Exhibit A hereto and shall be deemed a part of this Option
             ---------
Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

     1.  The Grant
         ---------

         The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 5,681 shares of Class A Common Stock ("common stock") of the Company, par value $0.01 per share (the "Option Shares"), at a price of $10.00 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Vesting and Exercise
         --------------------

         Subject to the provisions and limitations of Section 6 of the Plan and other relevant provisions thereof and this Option Agreement you may exercise the Option to purchase some or all of the Option Shares which are Vested Shares (as hereinafter defined) as follows:

         (a) For purposes of this agreement, the Option Shares shall be deemed "Nonvested Shares" unless they have become

January 31, 1992
Page 2

"Vested Shares" pursuant to the following provisions. The Option Shares shall become Vested Shares as follows:

               (i) On January 31, 1993, one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

               (ii) On January 31, 1994, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

               (iii) On January 31, 1995, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

               (iv) On January 31, 1996, the remaining one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

         (b) In addition, the Board of Directors may, in its sole discretion, accelerate the vesting schedule set forth in paragraph (a) above.

         (c) Subject to the relevant provisions and limitations contained herein, you may exercise the Option to purchase some or all of the Vested Shares at any time after the vesting thereof. In no event shall you be entitled to exercise the Option for Nonvested Shares or for a fraction of a Vested Share.

         (d) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void at 5:00 p.m., Central Time on the date three years after the full vesting of all Option Shares reserved for issuance under the Option (the "Option Term"). If, however, your employment with the Company or any subsidiary or parent corporation of the Company terminates before such termination date, this Option will terminate on the applicable date as described in paragraph 3 below.

         (e) Any exercise by you of the Option shall be in writing addressed to the Corporate Secretary of the Company at its principal place of business and shall be accompanied by the full amount of the Exercise Price of the shares so purchased. Upon proper exercise and payment of the full Exercise Price therefor (either in cash or, at your option, in shares of common stock pursuant to and in the manner provided in Section 5a of the

January 31, 1992
Page 3

Plan), a certificate evidencing the number of shares of common stock purchased by you pursuant to such exercise shall be delivered by the Company to you, which certificate shall be registered in your name. Notwithstanding the foregoing, to the extent any voting trust agreement is then in effect pursuant to which such shares are required to be deposited in trust, then the Company may, at its option, deliver to the applicable voting trustee or trustees thereunder such certificate for deposit in such voting trust and you shall receive such voting trust certificate or certificates as are contemplated under the terms and provisions of such voting trust agreement.

         (f) Upon the occurrence of a Major Transaction (as hereinafter defined) all outstanding Option Shares, whether such Option Shares are Vested Shares or Unvested Shares, shall be treated solely for the purposes of this paragraph (f) as if they had been exercised in full immediately prior to such Major Transaction. Accordingly, you shall receive your pro rata share of any distribution of cash or property distributed to the holders of common stock. As used herein the term "Major Transaction" shall be deemed to have occurred if:

               (i) the Company shall consummate any recapitalization or refinancing that results in a distribution of cash or property to the holders of common stock of the Company;

               (ii) the Company shall consummate any sale or exchange in a transaction or series of transactions by the Company of all or substantially all of its assets; or

               (iii)  the Company shall consummate a merger,
               consolidation or like business combination or reorganization, which results in an occurrence or has the effect of any event described in clause (i) or clause (ii) above.

     3.  Termination of Employment
         -------------------------

         Upon the termination of your employment with the Company and any parent corporation or subsidiary corporation of the Company, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

               (1) if you shall die while in the employ of the Company or any parent corporation or subsidiary corporation of the Company, your estate may, until the earlier of (x) six (6) months after the date of death or (y) the expiration of the

January 31, 1992
Page 4


Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of your death;

               (2) in the case of termination of your employment due to Disability, you may, until the earlier of (x) six (6) months after the date your employment terminates or (y) the expiration of the Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of such termination; and

               (3) in the case of termination for any reason other than those specified in (1) or (2) above, you may, until the earlier of (x) thirty (30) days after the date of such termination or (y) the expiration of the Option Term, exercise your Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to such termination, except that, if you are terminated for good cause (as defined in the Plan and as determined by the Committee) or if you voluntarily terminate your employment with the Company or any parent corporation or subsidiary corporation of the Company without the consent of the Company or any such parent corporation or subsidiary corporation of the Company, then you shall forfeit your rights under the Option except as to those Option Shares already purchased.

     4.  Transferability
         ---------------

         The Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable, during your lifetime, only by you. The Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof or of the Plan, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

         By your acceptance of this Option Agreement, you agree that you will not sell or otherwise dispose of the Option, any common stock acquired pursuant to the Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended) during the period ending six months from the date hereof, and you further agree that any such common stock or any other derivative security shall be subject to the restrictions and limitations on transfer contained in any stockholders agreement or similar agreement to

January 31, 1992
Page 5

which you may be a party at the time you acquire such common stock or such derivative security pursuant to the exercise of the Option.

     5.  Reduction in Option Shares Based on IRR Achieved
         ------------------------------------------------

     (a) The number of Option Shares purchasable or purchased by you upon the exercise of the Option granted hereunder shall be reduced automatically to the extent that the IRR (as defined below) achieved by the Sponsor Holders (as defined below) is less than 60%. Such reduction in Option Shares shall be based on the table set forth on Exhibit B hereto. No reduction in the number of such
                          ---------
Option Shares shall occur if the IRR so achieved by the Sponsor Holders is 60% or greater. If the IRR so achieved is less than 35%, the Option granted hereunder shall terminate and any and all Option Shares previously purchased pursuant to any exercise of the Option shall automatically be cancelled and the certificates representing such Option Shares returned to the Company. You hereby grant to the Company your power of attorney to effect any and all reductions and cancellations permitted hereunder and to execute, acknowledge, and deliver any and all documents and instruments on your behalf deemed necessary by the Company to effect such reductions and cancellations. In the event of a reduction of the number of Option Shares, the reduction will be applied first to any Unvested Shares, second to any unexercised portion of Vested Shares subject to the Option in the inverse order of exerciseability until the unissued Option Shares are exhausted, and then to any issued Option Shares.

     (b) Upon each date Liquid Proceeds (as defined below) are received or first held by the Sponsor Holders, the IRR to that date shall be determined by the Board of Directors of the Company taking account of the dates and amounts used in prior calculations and the properties that have become Liquid Proceeds on such date. The reduction, if any, under this Section 5 shall be computed by using the highest IRR computed on any such date or the final calculation date under paragraph (d) below.

     (c) If Option Shares have been purchased under the Option and are thereafter cancelled, the Company shall return the amount of the Exercise Price paid with respect thereto, together with interest from the date of exercise to the date of return at the applicable federal long-term rate plus 100 basis points.

     (d) As used herein, the term "IRR" shall mean the annual rate of return to the Sponsor Holders on their Common Stock Investment (as defined below), compounded annually, from January 31, 1992 to the date of calculation. A final calculation shall be made on the earliest of (i) January 31, 2000; (ii) the

January 31, 1992
Page 6

date the Sponsor Holders collectively have disposed of all of their shares of common stock and hold no other property received with respect to such shares of common stock that is not Liquid Proceeds; and (iii) the first date that the Sponsor Holders own only Liquid Proceeds with respect to their shares of common stock. For purposes of computing IRR at any time (i) only Liquid Proceeds received or held by the Sponsor Holders in respect of their Common Stock Investment shall be included as a payment or distribution in respect thereof and
(ii) all fee income and warrants or other rights to acquire common stock or other capital stock of the Company shall be disregarded.

     (e) As used herein, the term "Sponsor Holders" shall mean, collectively, Wingate Partners, L.P. and its affiliates.

     (f) As used herein, the term "Common Stock Investment" shall mean the purchase price for the shares of common stock, par value $0.01 per share, of the Company purchased by the Sponsor Holders at the closing of the acquisition of the wholesale division of Boise Cascade Office Products Corporation by Associated Stationers, Inc., a wholly-owned subsidiary of the Company, but excluding any shares of common stock sold or otherwise transferred by any Sponsor Holder to any officer, director or employee of the Company or any of its subsidiaries.

     (g) As used herein, the term "Liquid Proceeds" shall mean (i) shares of stock or other securities that (A) are registered under the Securities Act of 1933, as amended (the "Securities Act"), (B) are traded on the New York Stock Exchange, the American Stock Exchange or one approved for quotation on the NASDAQ National Market System at the time of calculation of the IRR, and (C) can be sold on such market by the holder without incurring a significant discount from the average of the bid and asked prices for such shares of stock or other securities at such time; (ii) currency of the United States of America; (iii) negotiable instruments drawn on a bank with at least $10 billion in assets and payable in currency of the United States of America; (iv) obligations issued or assumed by the United States of America or any agency or instrumentality thereof; and (v) on January 31, 2000 any shares of common stock of the Company or any other property received upon or with respect to shares of common stock of the Company then held by the Sponsor Holders, which was not previously treated as Liquid Proceeds shall be deemed to have been sold for an amount of cash equal to its then fair market value as determined in good faith by the Board of Directors of the Company and treated as Liquid Proceeds.

     (h) any certificate or certificates (including without limitation, any voting trust certificates) representing any Option Shares purchased by you hereunder shall bear such legends

January 31, 1992
Page 7

as the Company deems reasonably necessary to protect the parties hereto including, without limitation, a legend evidencing the reduction and cancellation rights of the Company pursuant to this Section 5.

     6.  Registration
         ------------

         Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), you will, upon the exercise of the Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased by you pursuant to the Option are being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agree that the certificates evidencing such Option Shares shall bear a legend to the effect of the foregoing.

     7.  Withholding Taxes
         -----------------

         By your acceptance hereof, and in accordance with Section 8(c) of the Plan, you agree that (i) in the case of issuance of common stock or other securities hereunder, the Company, as a condition of such issuance may require the payment (through withholding from any payment otherwise due you from the Company or any parent corporation or subsidiary corporation of the Company or, at your option, a reduction in the number of shares of common stock of the Company to be received, determined by the fair market value of such shares) of any federal, state, local or foreign taxes required by law to be withheld with respect to such issuance, and (ii) the Company shall have the right to establish such other procedures as it may determine in its sole discretion with respect to such issuances.

     8.  Miscellaneous
         -------------

         (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

         (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing

January 31, 1992
Page 8


herein shall be construed to impose any obligation on the Company or on any parent corporation or subsidiary corporation of the Company to continue your employment, and it shall not impose any obligation on your part to remain in the employ of the Company or of any parent corporation or subsidiary corporation of the Company.

     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                              Very truly yours,

                              ASSOCIATED HOLDINGS, INC.


                              By:
                                ----------------------------
                                  Thomas W. Sturgess,
                                  Chairman of the Board and
                                  Chief Executive Officer



ACCEPTED


_______________________________
DANIEL J. SCHLEPPE

Date:  January 31, 1992

January 31, 1992
Page 9


                                   EXHIBIT A
                                   ---------

                       1992 Management Stock Option Plan

January 31, 1992
Page 10


                                   EXHIBIT B
                                   ---------

  Percentage of Option Shares                               IRR
to be Retained by the Optionee                           Achieved %
- ------------------------------                           ----------
        100.000%                                     60 or more
        98.333                                           59
        96.667                                           58
        95.000                                           57
        93.333                                           56
        91.667                                           55
        90.000                                           54
        88.333                                           53
        86.667                                           52
        85.000                                           51
        83.333                                           50
        81.667                                           49
        80.000                                           48
        78.333                                           47
        76.667                                           46
        75.000                                           45
        73.333                                           44
        71.667                                           43
        70.000                                           42
        68.333                                           41
        66.667                                           40
        60.000                                           39
        53.333                                           38
        46.667                                           37
        40.000                                           36
        33.333                                           35
          0                                         less than 35

                                January 31, 1992

Michael D. Rowsey
2370 Sonnington Drive
Dublin, OH  43017

    Re:  Grant of Non-Qualified Stock Option
         -----------------------------------

Dear Mr. Rowsey:

         On January 31, 1992, the Board of Directors of Associated Holdings, Inc. (the "Company") adopted, and the stockholders of the Company approved, the Company's 1992 Management Stock Option Plan (the "Plan") for certain directors, officers and employees of the Company and any parent corporation or subsidiary corporation of the Company. A copy of the Plan is annexed to this Option Agreement as Exhibit A hereto and shall be deemed a part of this Option
             ---------
Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

     1.  The Grant
         ---------

         The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 6,679 shares of Class A Common Stock ("common stock") of the Company, par value $0.01 per share (the "Option Shares"), at a price of $10.00 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Vesting and Exercise
         --------------------

         Subject to the provisions and limitations of Section 6 of the Plan and other relevant provisions thereof and this Option Agreement you may exercise the Option to purchase some or all of the Option Shares which are Vested Shares (as hereinafter defined) as follows:

         (a) For purposes of this agreement, the Option Shares shall be deemed "Nonvested Shares" unless they have become

January 31, 1992
Page 2


"Vested Shares" pursuant to the following provisions. The Option Shares shall become Vested Shares as follows:

               (i) On January 31, 1993, one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

              (ii) On January 31, 1994, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

             (iii) On January 31, 1995, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

              (iv) On January 31, 1996, the remaining one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

          (b) In addition, the Board of Directors may, in its sole discretion, accelerate the vesting schedule set forth in paragraph (a) above.

          (c) Subject to the relevant provisions and limitations contained herein, you may exercise the Option to purchase some or all of the Vested Shares at any time after the vesting thereof. In no event shall you be entitled to exercise the Option for Nonvested Shares or for a fraction of a Vested Share.

          (d) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void at 5:00 p.m., Central Time on the date three years after the full vesting of all Option Shares reserved for issuance under the Option (the "Option Term"). If, however, your employment with the Company or any subsidiary or parent corporation of the Company terminates before such termination date, this Option will terminate on the applicable date as described in paragraph 3 below.

          (e) Any exercise by you of the Option shall be in writing addressed to the Corporate Secretary of the Company at its principal place of business and shall be accompanied by the full amount of the Exercise Price of the shares so purchased. Upon proper exercise and payment of the full Exercise Price therefor (either in cash or, at your option, in shares of common stock pursuant to and in the manner provided in Section 5a of the

January 31, 1992
Page 3


Plan), a certificate evidencing the number of shares of common stock purchased by you pursuant to such exercise shall be delivered by the Company to you, which certificate shall be registered in your name. Notwithstanding the foregoing, to the extent any voting trust agreement is then in effect pursuant to which such shares are required to be deposited in trust, then the Company may, at its option, deliver to the applicable voting trustee or trustees thereunder such certificate for deposit in such voting trust and you shall receive such voting trust certificate or certificates as are contemplated under the terms and provisions of such voting trust agreement.

          (f) Upon the occurrence of a Major Transaction (as hereinafter defined) all outstanding Option Shares, whether such Option Shares are Vested Shares or Unvested Shares, shall be treated solely for the purposes of this paragraph (f) as if they had been exercised in full immediately prior to such Major Transaction. Accordingly, you shall receive your pro rata share of any distribution of cash or property distributed to the holders of common stock. As used herein the term "Major Transaction" shall be deemed to have occurred if:

                    (i) the Company shall consummate any recapitalization or refinancing that results in a distribution of cash or property to the holders of common stock of the Company;

                    (ii) the Company shall consummate any sale or exchange in a transaction or series of transactions by the Company of all or substantially all of its assets; or

                    (iii) the Company shall consummate a merger, consolidation or like business combination or reorganization, which results in an occurrence or has the effect of any event described in clause
               (i) or clause (ii) above.

     3.  Termination of Employment
         -------------------------

         Upon the termination of your employment with the Company and any parent corporation or subsidiary corporation of the Company, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

               (1) if you shall die while in the employ of the Company or any parent corporation or subsidiary corporation of the Company, your estate may, until the earlier of (x) six (6) months after the date of death or (y) the expiration of the

January 31, 1992
Page 4


Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of your death;

               (2) in the case of termination of your employment due to Disability, you may, until the earlier of (x) six (6) months after the date your employment terminates or (y) the expiration of the Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of such termination; and

               (3) in the case of termination for any reason other than those specified in (1) or (2) above, you may, until the earlier of (x) thirty (30) days after the date of such termination or (y) the expiration of the Option Term, exercise your Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to such termination, except that, if you are terminated for good cause (as defined in the Plan and as determined by the Committee) or if you voluntarily terminate your employment with the Company or any parent corporation or subsidiary corporation of the Company without the consent of the Company or any such parent corporation or subsidiary corporation of the Company, then you shall forfeit your rights under the Option except as to those Option Shares already purchased.

         4.    Transferability
               ---------------

         The Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable, during your lifetime, only by you. The Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof or of the Plan, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

         By your acceptance of this Option Agreement, you agree that you will not sell or otherwise dispose of the Option, any common stock acquired pursuant to the Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended) during the period ending six months from the date hereof, and you further agree that any such common stock or any other derivative security shall be subject to the restrictions and limitations on transfer contained in any stockholders agreement or similar agreement to

January 31, 1992
Page 5


which you may be a party at the time you acquire such common stock or such derivative security pursuant to the exercise of the Option.

         5.   Reduction in Option Shares Based on IRR Achieved
              ------------------------------------------------

         (a) The number of Option Shares purchasable or purchased by you upon the exercise of the Option granted hereunder shall be reduced automatically to the extent that the IRR (as defined below) achieved by the Sponsor Holders (as defined below) is less than 60%. Such reduction in Option Shares shall be based on the table set forth on Exhibit B hereto. No reduction in the number of such
                          ---------
Option Shares shall occur if the IRR so achieved by the Sponsor Holders is 60% or greater. If the IRR so achieved is less than 35%, the Option granted hereunder shall terminate and any and all Option Shares previously purchased pursuant to any exercise of the Option shall automatically be cancelled and the certificates representing such Option Shares returned to the Company. You hereby grant to the Company your power of attorney to effect any and all reductions and cancellations permitted hereunder and to execute, acknowledge, and deliver any and all documents and instruments on your behalf deemed necessary by the Company to effect such reductions and cancellations. In the event of a reduction of the number of Option Shares, the reduction will be applied first to any Unvested Shares, second to any unexercised portion of Vested Shares subject to the Option in the inverse order of exerciseability until the unissued Option Shares are exhausted, and then to any issued Option Shares.

         (b) Upon each date Liquid Proceeds (as defined below) are received or first held by the Sponsor Holders, the IRR to that date shall be determined by the Board of Directors of the Company taking account of the dates and amounts used in prior calculations and the properties that have become Liquid Proceeds on such date. The reduction, if any, under this Section 5 shall be computed by using the highest IRR computed on any such date or the final calculation date under paragraph (d) below.

         (c) If Option Shares have been purchased under the Option and are thereafter cancelled, the Company shall return the amount of the Exercise Price paid with respect thereto, together with interest from the date of exercise to the date of return at the applicable federal long-term rate plus 100 basis points.

         (d) As used herein, the term "IRR" shall mean the annual rate of return to the Sponsor Holders on their Common Stock Investment (as defined below), compounded annually, from January 31, 1992 to the date of calculation. A final calculation shall be made on the earliest of (i) January 31, 2000; (ii) the

January 31, 1992
Page 6


date the Sponsor Holders collectively have disposed of all of their shares of common stock and hold no other property received with respect to such shares of common stock that is not Liquid Proceeds; and (iii) the first date that the Sponsor Holders own only Liquid Proceeds with respect to their shares of common stock. For purposes of computing IRR at any time (i) only Liquid Proceeds received or held by the Sponsor Holders in respect of their Common Stock Investment shall be included as a payment or distribution in respect thereof and
(ii) all fee income and warrants or other rights to acquire common stock or other capital stock of the Company shall be disregarded.

         (e) As used herein, the term "Sponsor Holders" shall mean, collectively, Wingate Partners, L.P. and its affiliates.

         (f) As used herein, the term "Common Stock Investment" shall mean the purchase price for the shares of common stock, par value $0.01 per share, of the Company purchased by the Sponsor Holders at the closing of the acquisition of the wholesale division of Boise Cascade Office Products Corporation by Associated Stationers, Inc., a wholly-owned subsidiary of the Company, but excluding any shares of common stock sold or otherwise transferred by any Sponsor Holder to any officer, director or employee of the Company or any of its subsidiaries.

         (g) As used herein, the term "Liquid Proceeds" shall mean (i) shares of stock or other securities that (A) are registered under the Securities Act of 1933, as amended (the "Securities Act"), (B) are traded on the New York Stock Exchange, the American Stock Exchange or one approved for quotation on the NASDAQ National Market System at the time of calculation of the IRR, and (C) can be sold on such market by the holder without incurring a significant discount from the average of the bid and asked prices for such shares of stock or other securities at such time; (ii) currency of the United States of America; (iii) negotiable instruments drawn on a bank with at least $10 billion in assets and payable in currency of the United States of America; (iv) obligations issued or assumed by the United States of America or any agency or instrumentality thereof; and (v) on January 31, 2000 any shares of common stock of the Company or any other property received upon or with respect to shares of common stock of the Company then held by the Sponsor Holders, which was not previously treated as Liquid Proceeds shall be deemed to have been sold for an amount of cash equal to its then fair market value as determined in good faith by the Board of Directors of the Company and treated as Liquid Proceeds.

         (h) any certificate or certificates (including without limitation, any voting trust certificates) representing any Option Shares purchased by you hereunder shall bear such legends

January 31, 1992
Page 7


as the Company deems reasonably necessary to protect the parties hereto including, without limitation, a legend evidencing the reduction and cancellation rights of the Company pursuant to this Section 5.

         6.   Registration
              ------------

         Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), you will, upon the exercise of the Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased by you pursuant to the Option are being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agree that the certificates evidencing such Option Shares shall bear a legend to the effect of the foregoing.

         7.   Withholding Taxes
              -----------------

         By your acceptance hereof, and in accordance with Section 8(c) of the Plan, you agree that (i) in the case of issuance of common stock or other securities hereunder, the Company, as a condition of such issuance may require the payment (through withholding from any payment otherwise due you from the Company or any parent corporation or subsidiary corporation of the Company or, at your option, a reduction in the number of shares of common stock of the Company to be received, determined by the fair market value of such shares) of any federal, state, local or foreign taxes required by law to be withheld with respect to such issuance, and (ii) the Company shall have the right to establish such other procedures as it may determine in its sole discretion with respect to such issuances.

         8.   Miscellaneous
              -------------

         (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

         (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing

January 31, 1992
Page 8


herein shall be construed to impose any obligation on the Company or on any parent corporation or subsidiary corporation of the Company to continue your employment, and it shall not impose any obligation on your part to remain in the employ of the Company or of any parent corporation or subsidiary corporation of the Company.

         Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                                         Very truly yours,

                                         ASSOCIATED HOLDINGS, INC.


                                         By:
                                            -----------------------------
                                             Thomas W. Sturgess,
                                             Chairman of the Board and
                                             Chief Executive Officer



ACCEPTED


- -------------------------------
MICHAEL D. ROWSEY

Date:  January 31, 1992

January 31, 1992
Page 9


                                   EXHIBIT A
                                   ---------

                       1992 Management Stock Option Plan

January 31, 1992
Page 10


                                   EXHIBIT B
                                   ---------

       Percentage of Option Shares                        IRR
     to be Retained by the Optionee                    Achieved %
     ------------------------------                    ----------
               100.000%                           60 or more
                98.333                                 59
                96.667                                 58
                95.000                                 57
                93.333                                 56
                91.667                                 55
                90.000                                 54
                88.333                                 53
                86.667                                 52
                85.000                                 51
                83.333                                 50
                81.667                                 49
                80.000                                 48
                78.333                                 47
                76.667                                 46
                75.000                                 45
                73.333                                 44
                71.667                                 43
                70.000                                 42
                68.333                                 41
                66.667                                 40
                60.000                                 39
                53.333                                 38
                46.667                                 37
                40.000                                 36
                33.333                                 35
                  0                               less than 35

                                January 31, 1992

Mr. Lawrence E. Miller
415 Sterling Road
Kenilworth, IL  60043

     Re:  Grant of Non-Qualified Stock Option
          -----------------------------------

Dear Mr. Miller:

         On January 31, 1992, the Board of Directors of Associated Holdings, Inc. (the "Company") adopted, and the stockholders of the Company approved, the Company's 1992 Management Stock Option Plan (the "Plan") for certain directors, officers and employees of the Company and any parent corporation or subsidiary corporation of the Company. A copy of the Plan is annexed to this Option Agreement as Exhibit A hereto and shall be deemed a part of this Option
             ---------
Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

     1.  The Grant
         ---------

         The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 4,163 shares of Class A Common Stock ("common stock") of the Company, par value $0.01 per share (the "Option Shares"), at a price of $10.00 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Vesting and Exercise
         --------------------

         Subject to the provisions and limitations of Section 6 of the Plan and other relevant provisions thereof and this Option Agreement you may exercise the Option to purchase some or all of the Option Shares which are Vested Shares (as hereinafter defined) as follows:

         (a) For purposes of this agreement, the Option Shares shall be deemed "Nonvested Shares" unless they have become

January 31, 1992
Page 2



"Vested Shares" pursuant to the following provisions. The Option Shares shall become Vested Shares as follows:

               (i) On January 31, 1993, one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

               (ii) On January 31, 1994, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

               (iii) On January 31, 1995, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

               (iv) On January 31, 1996, the remaining one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

     (b) In addition, the Board of Directors may, in its sole discretion, accelerate the vesting schedule set forth in paragraph (a) above.

     (c) Subject to the relevant provisions and limitations contained herein, you may exercise the Option to purchase some or all of the Vested Shares at any time after the vesting thereof. In no event shall you be entitled to exercise the Option for Nonvested Shares or for a fraction of a Vested Share.

     (d) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void at 5:00 p.m., Central Time on the date three years after the full vesting of all Option Shares reserved for issuance under the Option (the "Option Term"). If, however, your employment with the Company or any subsidiary or parent corporation of the Company terminates before such termination date, this Option will terminate on the applicable date as described in paragraph 3 below.

     (e) Any exercise by you of the Option shall be in writing addressed to the Corporate Secretary of the Company at its principal place of business and shall be accompanied by the full amount of the Exercise Price of the shares so purchased. Upon proper exercise and payment of the full Exercise Price therefor (either in cash or, at your option, in shares of common stock pursuant to and in the manner provided in Section 5a of the

January 31, 1992
Page 3



Plan), a certificate evidencing the number of shares of common stock purchased by you pursuant to such exercise shall be delivered by the Company to you, which certificate shall be registered in your name. Notwithstanding the foregoing, to the extent any voting trust agreement is then in effect pursuant to which such shares are required to be deposited in trust, then the Company may, at its option, deliver to the applicable voting trustee or trustees thereunder such certificate for deposit in such voting trust and you shall receive such voting trust certificate or certificates as are contemplated under the terms and provisions of such voting trust agreement.

     (f) Upon the occurrence of a Major Transaction (as hereinafter defined) all outstanding Option Shares, whether such Option Shares are Vested Shares or Unvested Shares, shall be treated solely for the purposes of this paragraph (f) as if they had been exercised in full immediately prior to such Major Transaction. Accordingly, you shall receive your pro rata share of any distribution of cash or property distributed to the holders of common stock. As used herein the term "Major Transaction" shall be deemed to have occurred if:

               (i) the Company shall consummate any recapitalization or refinancing that results in a distribution of cash or property to the holders of common stock of the Company;

               (ii) the Company shall consummate any sale or exchange in a transaction or series of transactions by the Company of all or substantially all of its assets; or

               (iii)  the Company shall consummate a merger,
               consolidation or like business combination or reorganization, which results in an occurrence or has the effect of any event described in clause (i) or clause (ii) above.

     3.  Termination of Employment
         -------------------------

         Upon the termination of your employment with the Company and any parent corporation or subsidiary corporation of the Company, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

            (1) if you shall die while in the employ of the Company or any parent corporation or subsidiary corporation of the Company, your estate may, until the earlier of (x) six (6) months after the date of death or (y) the expiration of the

January 31, 1992
Page 4


Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of your death;

            (2) in the case of termination of your employment due to Disability, you may, until the earlier of (x) six (6) months after the date your employment terminates or (y) the expiration of the Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of such termination; and

            (3) in the case of termination for any reason other than those specified in (1) or (2) above, you may, until the earlier of (x) thirty (30) days after the date of such termination or (y) the expiration of the Option Term, exercise your Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to such termination, except that, if you are terminated for good cause (as defined in the Plan and as determined by the Committee) or if you voluntarily terminate your employment with the Company or any parent corporation or subsidiary corporation of the Company without the consent of the Company or any such parent corporation or subsidiary corporation of the Company, then you shall forfeit your rights under the Option except as to those Option Shares already purchased.

     4.  Transferability
         ---------------

         The Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable, during your lifetime, only by you. The Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof or of the Plan, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

         By your acceptance of this Option Agreement, you agree that you will not sell or otherwise dispose of the Option, any common stock acquired pursuant to the Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended) during the period ending six months from the date hereof, and you further agree that any such common stock or any other derivative security shall be subject to the restrictions and limitations on transfer contained in any stockholders agreement or similar agreement to

January 31, 1992
Page 5


which you may be a party at the time you acquire such common stock or such derivative security pursuant to the exercise of the Option.

     5.  Reduction in Option Shares Based on IRR Achieved
         ------------------------------------------------

     (a) The number of Option Shares purchasable or purchased by you upon the exercise of the Option granted hereunder shall be reduced automatically to the extent that the IRR (as defined below) achieved by the Sponsor Holders (as defined below) is less than 60%. Such reduction in Option Shares shall be based on the table set forth on Exhibit B hereto. No reduction in the number of such
                          ---------
Option Shares shall occur if the IRR so achieved by the Sponsor Holders is 60% or greater. If the IRR so achieved is less than 35%, the Option granted hereunder shall terminate and any and all Option Shares previously purchased pursuant to any exercise of the Option shall automatically be cancelled and the certificates representing such Option Shares returned to the Company. You hereby grant to the Company your power of attorney to effect any and all reductions and cancellations permitted hereunder and to execute, acknowledge, and deliver any and all documents and instruments on your behalf deemed necessary by the Company to effect such reductions and cancellations. In the event of a reduction of the number of Option Shares, the reduction will be applied first to any Unvested Shares, second to any unexercised portion of Vested Shares subject to the Option in the inverse order of exerciseability until the unissued Option Shares are exhausted, and then to any issued Option Shares.

     (b) Upon each date Liquid Proceeds (as defined below) are received or first held by the Sponsor Holders, the IRR to that date shall be determined by the Board of Directors of the Company taking account of the dates and amounts used in prior calculations and the properties that have become Liquid Proceeds on such date. The reduction, if any, under this Section 5 shall be computed by using the highest IRR computed on any such date or the final calculation date under paragraph (d) below.

     (c) If Option Shares have been purchased under the Option and are thereafter cancelled, the Company shall return the amount of the Exercise Price paid with respect thereto, together with interest from the date of exercise to the date of return at the applicable federal long-term rate plus 100 basis points.

     (d) As used herein, the term "IRR" shall mean the annual rate of return to the Sponsor Holders on their Common Stock Investment (as defined below), compounded annually, from January 31, 1992 to the date of calculation. A final calculation shall be made on the earliest of (i) January 31, 2000; (ii) the

January 31, 1992
Page 6


date the Sponsor Holders collectively have disposed of all of their shares of common stock and hold no other property received with respect to such shares of common stock that is not Liquid Proceeds; and (iii) the first date that the Sponsor Holders own only Liquid Proceeds with respect to their shares of common stock. For purposes of computing IRR at any time (i) only Liquid Proceeds received or held by the Sponsor Holders in respect of their Common Stock Investment shall be included as a payment or distribution in respect thereof and
(ii) all fee income and warrants or other rights to acquire common stock or other capital stock of the Company shall be disregarded.

     (e) As used herein, the term "Sponsor Holders" shall mean, collectively, Wingate Partners, L.P. and its affiliates.

     (f) As used herein, the term "Common Stock Investment" shall mean the purchase price for the shares of common stock, par value $0.01 per share, of the Company purchased by the Sponsor Holders at the closing of the acquisition of the wholesale division of Boise Cascade Office Products Corporation by Associated Stationers, Inc., a wholly-owned subsidiary of the Company, but excluding any shares of common stock sold or otherwise transferred by any Sponsor Holder to any officer, director or employee of the Company or any of its subsidiaries.

     (g) As used herein, the term "Liquid Proceeds" shall mean (i) shares of stock or other securities that (A) are registered under the Securities Act of 1933, as amended (the "Securities Act"), (B) are traded on the New York Stock Exchange, the American Stock Exchange or one approved for quotation on the NASDAQ National Market System at the time of calculation of the IRR, and (C) can be sold on such market by the holder without incurring a significant discount from the average of the bid and asked prices for such shares of stock or other securities at such time; (ii) currency of the United States of America; (iii) negotiable instruments drawn on a bank with at least $10 billion in assets and payable in currency of the United States of America; (iv) obligations issued or assumed by the United States of America or any agency or instrumentality thereof; and (v) on January 31, 2000 any shares of common stock of the Company or any other property received upon or with respect to shares of common stock of the Company then held by the Sponsor Holders, which was not previously treated as Liquid Proceeds shall be deemed to have been sold for an amount of cash equal to its then fair market value as determined in good faith by the Board of Directors of the Company and treated as Liquid Proceeds.

     (h) any certificate or certificates (including without limitation, any voting trust certificates) representing any Option Shares purchased by you hereunder shall bear such legends

January 31, 1992
Page 7


as the Company deems reasonably necessary to protect the parties hereto including, without limitation, a legend evidencing the reduction and cancellation rights of the Company pursuant to this Section 5.

     6.  Registration
         ------------

         Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), you will, upon the exercise of the Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased by you pursuant to the Option are being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agree that the certificates evidencing such Option Shares shall bear a legend to the effect of the foregoing.

     7.  Withholding Taxes
         -----------------
         By your acceptance hereof, and in accordance with Section 8(c) of the Plan, you agree that (i) in the case of issuance of common stock or other securities hereunder, the Company, as a condition of such issuance may require the payment (through withholding from any payment otherwise due you from the Company or any parent corporation or subsidiary corporation of the Company or, at your option, a reduction in the number of shares of common stock of the Company to be received, determined by the fair market value of such shares) of any federal, state, local or foreign taxes required by law to be withheld with respect to such issuance, and (ii) the Company shall have the right to establish such other procedures as it may determine in its sole discretion with respect to such issuances.

     8.  Miscellaneous
         -------------

     (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

     (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing

January 31, 1992
Page 8


herein shall be construed to impose any obligation on the Company or on any parent corporation or subsidiary corporation of the Company to continue your employment, and it shall not impose any obligation on your part to remain in the employ of the Company or of any parent corporation or subsidiary corporation of the Company.

     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                              Very truly yours,

                              ASSOCIATED HOLDINGS, INC.


                              By:
                                  ----------------------------
                                  Thomas W. Sturgess,
                                  Chairman of the Board and
                                  Chief Executive Officer



ACCEPTED


- -------------------------------
LAWRENCE E. MILLER

Date:  January 31, 1992

January 31, 1992
Page 9

                                   EXHIBIT A
                                   ---------

                       1992 Management Stock Option Plan

January 31, 1992
Page 10



                                   EXHIBIT B
                                   ---------

      Percentage of Option Shares                         IRR
     to be Retained by the Optionee                    Achieved %
     ------------------------------                    ----------
               100.000%                          60 or more
                98.333                              59
                96.667                              58
                95.000                              57
                93.333                              56
                91.667                              55
                90.000                              54
                88.333                              53
                86.667                              52
                85.000                              51
                83.333                              50
                81.667                              49
                80.000                              48
                78.333                              47
                76.667                              46
                75.000                              45
                73.333                              44
                71.667                              43
                70.000                              42
                68.333                              41
                66.667                              40
                60.000                              39
                53.333                              38
                46.667                              37
                40.000                              36
                33.333                              35
                  0                            less than 35

                               January 31, 1992

Mr. Robert W. Eberspacher
6907 Huntfield Drive
Charlotte, North Carolina  28270

     Re:  Grant of Non-Qualified Stock Option
          -----------------------------------

Dear Mr. Eberspacher:

          On January 31, 1992, the Board of Directors of Associated Holdings, Inc. (the "Company") adopted, and the stockholders of the Company approved, the Company's 1992 Management Stock Option Plan (the "Plan") for certain directors, officers and employees of the Company and any parent corporation or subsidiary corporation of the Company. A copy of the Plan is annexed to this Option Agreement as Exhibit A hereto and shall be deemed a part of this Option
             ---------
Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

     1.   The Grant
          ---------

          The Company hereby grants to you, effective as of January 31, 1992 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan and this agreement, an aggregate of 5,161 shares of Class A Common Stock ("common stock") of the Company, par value $0.01 per share (the "Option Shares"), at a price of $10.00 per share (the "Exercise Price") subject to the limitations set forth herein and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Vesting and Exercise
          --------------------

          Subject to the provisions and limitations of Section 6 of the Plan and other relevant provisions thereof and this Option Agreement you may exercise the Option to purchase some or all of the Option Shares which are Vested Shares (as hereinafter defined) as follows:

          (a) For purposes of this agreement, the Option Shares shall be deemed "Nonvested Shares" unless they have become

January 31, 1992
Page 2


"Vested Shares" pursuant to the following provisions. The Option Shares shall become Vested Shares as follows:

              (i) On January 31, 1993, one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

             (ii) On January 31, 1994, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

            (iii) On January 31, 1995, an additional one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

             (iv) On January 31, 1996, the remaining one-fourth of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board of Directors.

         (b) In addition, the Board of Directors may, in its sole discretion, accelerate the vesting schedule set forth in paragraph (a) above.

         (c) Subject to the relevant provisions and limitations contained herein, you may exercise the Option to purchase some or all of the Vested Shares at any time after the vesting thereof. In no event shall you be entitled to exercise the Option for Nonvested Shares or for a fraction of a Vested Share.

         (d) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void at 5:00 p.m., Central Time on the date three years after the full vesting of all Option Shares reserved for issuance under the Option (the "Option Term"). If, however, your employment with the Company or any subsidiary or parent corporation of the Company terminates before such termination date, this Option will terminate on the applicable date as described in paragraph 3 below.

         (e) Any exercise by you of the Option shall be in writing addressed to the Corporate Secretary of the Company at its principal place of business and shall be accompanied by the full amount of the Exercise Price of the shares so purchased. Upon proper exercise and payment of the full Exercise Price therefor (either in cash or, at your option, in shares of common stock pursuant to and in the manner provided in Section 5a of the

January 31, 1992
Page 3


Plan), a certificate evidencing the number of shares of common stock purchased by you pursuant to such exercise shall be delivered by the Company to you, which certificate shall be registered in your name. Notwithstanding the foregoing, to the extent any voting trust agreement is then in effect pursuant to which such shares are required to be deposited in trust, then the Company may, at its option, deliver to the applicable voting trustee or trustees thereunder such certificate for deposit in such voting trust and you shall receive such voting trust certificate or certificates as are contemplated under the terms and provisions of such voting trust agreement.

         (f) Upon the occurrence of a Major Transaction (as hereinafter defined) all outstanding Option Shares, whether such Option Shares are Vested Shares or Unvested Shares, shall be treated solely for the purposes of this paragraph (f) as if they had been exercised in full immediately prior to such Major Transaction. Accordingly, you shall receive your pro rata share of any distribution of cash or property distributed to the holders of common stock. As used herein the term "Major Transaction" shall be deemed to have occurred if:

                   (i) the Company shall consummate any recapitalization or refinancing that results in a distribution of cash or property to the holders of common stock of the Company;

                  (ii) the Company shall consummate any sale or exchange in a transaction or series of transactions by the Company of all or substantially all of its assets; or

                 (iii) the Company shall consummate a merger, consolidation or like business combination or reorganization, which results in an occurrence or has the effect of any event described in clause (i) or clause (ii) above.

     3.  Termination of Employment
         -------------------------

         Upon the termination of your employment with the Company and any parent corporation or subsidiary corporation of the Company, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

              (1) if you shall die while in the employ of the Company or any parent corporation or subsidiary corporation of the Company, your estate may, until the earlier of (x) six (6) months after the date of death or (y) the expiration of the

January 31, 1992
Page 4


Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of your death;

              (2) in the case of termination of your employment due to Disability, you may, until the earlier of (x) six (6) months after the date your employment terminates or (y) the expiration of the Option Term, exercise the Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of such termination; and

              (3) in the case of termination for any reason other than those specified in (1) or (2) above, you may, until the earlier of (x) thirty (30) days after the date of such termination or (y) the expiration of the Option Term, exercise your Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to such termination, except that, if you are terminated for good cause (as defined in the Plan and as determined by the Committee) or if you voluntarily terminate your employment with the Company or any parent corporation or subsidiary corporation of the Company without the consent of the Company or any such parent corporation or subsidiary corporation of the Company, then you shall forfeit your rights under the Option except as to those Option Shares already purchased.

         4.   Transferability
              ---------------

         The Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable, during your lifetime, only by you. The Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof or of the Plan, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

         By your acceptance of this Option Agreement, you agree that you will not sell or otherwise dispose of the Option, any common stock acquired pursuant to the Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended) during the period ending six months from the date hereof, and you further agree that any such common stock or any other derivative security shall be subject to the restrictions and limitations on transfer contained in any stockholders agreement or similar agreement to

January 31, 1992
Page 5


which you may be a party at the time you acquire such common stock or such derivative security pursuant to the exercise of the Option.

         5.   Reduction in Option Shares Based on IRR Achieved
              ------------------------------------------------

         (a) The number of Option Shares purchasable or purchased by you upon the exercise of the Option granted hereunder shall be reduced automatically to the extent that the IRR (as defined below) achieved by the Sponsor Holders (as defined below) is less than 60%. Such reduction in Option Shares shall be based on the table set forth on Exhibit B hereto. No reduction in the number of such
                          ---------
Option Shares shall occur if the IRR so achieved by the Sponsor Holders is 60% or greater. If the IRR so achieved is less than 35%, the Option granted hereunder shall terminate and any and all Option Shares previously purchased pursuant to any exercise of the Option shall automatically be cancelled and the certificates representing such Option Shares returned to the Company. You hereby grant to the Company your power of attorney to effect any and all reductions and cancellations permitted hereunder and to execute, acknowledge, and deliver any and all documents and instruments on your behalf deemed necessary by the Company to effect such reductions and cancellations. In the event of a reduction of the number of Option Shares, the reduction will be applied first to any Unvested Shares, second to any unexercised portion of Vested Shares subject to the Option in the inverse order of exerciseability until the unissued Option Shares are exhausted, and then to any issued Option Shares.

         (b) Upon each date Liquid Proceeds (as defined below) are received or first held by the Sponsor Holders, the IRR to that date shall be determined by the Board of Directors of the Company taking account of the dates and amounts used in prior calculations and the properties that have become Liquid Proceeds on such date. The reduction, if any, under this Section 5 shall be computed by using the highest IRR computed on any such date or the final calculation date under paragraph (d) below.

         (c) If Option Shares have been purchased under the Option and are thereafter cancelled, the Company shall return the amount of the Exercise Price paid with respect thereto, together with interest from the date of exercise to the date of return at the applicable federal long-term rate plus 100 basis points.

         (d) As used herein, the term "IRR" shall mean the annual rate of return to the Sponsor Holders on their Common Stock Investment (as defined below), compounded annually, from January 31, 1992 to the date of calculation. A final calculation shall be made on the earliest of (i) January 31, 2000; (ii) the

January 31, 1992
Page 6


date the Sponsor Holders collectively have disposed of all of their shares of common stock and hold no other property received with respect to such shares of common stock that is not Liquid Proceeds; and (iii) the first date that the Sponsor Holders own only Liquid Proceeds with respect to their shares of common stock. For purposes of computing IRR at any time (i) only Liquid Proceeds received or held by the Sponsor Holders in respect of their Common Stock Investment shall be included as a payment or distribution in respect thereof and
(ii) all fee income and warrants or other rights to acquire common stock or other capital stock of the Company shall be disregarded.

         (e) As used herein, the term "Sponsor Holders" shall mean, collectively, Wingate Partners, L.P. and its affiliates.

         (f) As used herein, the term "Common Stock Investment" shall mean the purchase price for the shares of common stock, par value $0.01 per share, of the Company purchased by the Sponsor Holders at the closing of the acquisition of the wholesale division of Boise Cascade Office Products Corporation by Associated Stationers, Inc., a wholly-owned subsidiary of the Company, but excluding any shares of common stock sold or otherwise transferred by any Sponsor Holder to any officer, director or employee of the Company or any of its subsidiaries.

         (g) As used herein, the term "Liquid Proceeds" shall mean (i) shares of stock or other securities that (A) are registered under the Securities Act of 1933, as amended (the "Securities Act"), (B) are traded on the New York Stock Exchange, the American Stock Exchange or one approved for quotation on the NASDAQ National Market System at the time of calculation of the IRR, and (C) can be sold on such market by the holder without incurring a significant discount from the average of the bid and asked prices for such shares of stock or other securities at such time; (ii) currency of the United States of America; (iii) negotiable instruments drawn on a bank with at least $10 billion in assets and payable in currency of the United States of America; (iv) obligations issued or assumed by the United States of America or any agency or instrumentality thereof; and (v) on January 31, 2000 any shares of common stock of the Company or any other property received upon or with respect to shares of common stock of the Company then held by the Sponsor Holders, which was not previously treated as Liquid Proceeds shall be deemed to have been sold for an amount of cash equal to its then fair market value as determined in good faith by the Board of Directors of the Company and treated as Liquid Proceeds.

         (h) any certificate or certificates (including without limitation, any voting trust certificates) representing any Option Shares purchased by you hereunder shall bear such legends

January 31, 1992
Page 7


as the Company deems reasonably necessary to protect the parties hereto including, without limitation, a legend evidencing the reduction and cancellation rights of the Company pursuant to this Section 5.

          6.  Registration
              ------------

          Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), you will, upon the exercise of the Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased by you pursuant to the Option are being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agree that the certificates evidencing such Option Shares shall bear a legend to the effect of the foregoing.

          7.  Withholding Taxes
              -----------------

          By your acceptance hereof, and in accordance with Section 8(c) of the Plan, you agree that (i) in the case of issuance of common stock or other securities hereunder, the Company, as a condition of such issuance may require the payment (through withholding from any payment otherwise due you from the Company or any parent corporation or subsidiary corporation of the Company or, at your option, a reduction in the number of shares of common stock of the Company to be received, determined by the fair market value of such shares) of any federal, state, local or foreign taxes required by law to be withheld with respect to such issuance, and (ii) the Company shall have the right to establish such other procedures as it may determine in its sole discretion with respect to such issuances.

          8.  Miscellaneous
              -------------

          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing

January 31, 1992
Page 8


herein shall be construed to impose any obligation on the Company or on any parent corporation or subsidiary corporation of the Company to continue your employment, and it shall not impose any obligation on your part to remain in the employ of the Company or of any parent corporation or subsidiary corporation of the Company.

          Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                                    Very truly yours,

                                    ASSOCIATED HOLDINGS, INC.


                                    By:
                                        ----------------------------
                                        Thomas W. Sturgess,
                                        Chairman of the Board and
                                        Chief Executive Officer



ACCEPTED


- -------------------------------
ROBERT W. EBERSPACHER

Date:  January 31, 1992

January 31, 1992
Page 9


                                   EXHIBIT A
                                   ---------

                       1992 Management Stock Option Plan

January 31, 1992
Page 10


                                   EXHIBIT B
                                   ---------

       Percentage of Option Shares                        IRR
     to be Retained by the Optionee                    Achieved %
     ------------------------------                    ----------
               100.000%                          60 or more
                98.333                               59
                96.667                               58
                95.000                               57
                93.333                               56
                91.667                               55
                90.000                               54
                88.333                               53
                86.667                               52
                85.000                               51
                83.333                               50
                81.667                               49
                80.000                               48
                78.333                               47
                76.667                               46
                75.000                               45
                73.333                               44
                71.667                               43
                70.000                               42
                68.333                               41
                66.667                               40
                60.000                               39
                53.333                               38
                46.667                               37
                40.000                               36
                33.333                               35
                 0                              less than 35